UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

ITEM 1. REPORT OF SHAREHOLDERS.

John Hancock

Income Securities Trust

Ticker: JHS
Annual report 10/31/15

A message to shareholders

Dear shareholder,

The domestic bond market generated modest returns for the past year, as investors grappled with mixed economic data and uncertainty over the timing of a looming change in policy from the U.S. Federal Reserve. Against this backdrop, longer-term interest rates were volatile, as were the more rate-sensitive segments of the bond market. High-yield bonds and emerging-market debt, meanwhile, struggled in the face of the precipitous drop in commodity prices, particularly energy prices.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialog with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Income Securities Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
29	Financial statements
33	Financial highlights
34	Notes to financial statements
41	Auditor's report
42	Tax information
43	Additional information
46	Continuation of investment advisory and subadvisory agreements
51	Trustees and Officers
55	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and annualized distribution rate can be found at jhinvestments.com.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Divergent returns for the bond market

While U.S. Treasuries and other rate-sensitive market segments delivered modest gains for the year, the high-yield market finished with a negative return.

Certain aspects of positioning aided performance

The fund was helped by its yield curve positioning, its allocation to securitized debt, and its overweight in bonds issued by investment-grade financial companies.

Emphasis on the credit sectors detracted

Overweight positions in both investment-grade corporate and high-yield bonds (below investment-grade bonds typically rated BB or lower) detracted.

PORTFOLIO COMPOSITION AS OF 10/31/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful.

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment of the past 12 months?

The past year was characterized by a backdrop of slowing global growth and above-average levels of investor risk aversion, two trends that were reflected in the divergent returns for the various segments of the bond market. The prospect of tepid growth and low inflation enabled the U.S. Federal Reserve (Fed) and other major global central banks to maintain their accommodative policies, a positive for interest-rate-sensitive market segments such as longer-term U.S. Treasuries and mortgage-backed securities. On the other end of the spectrum, market segments with higher sensitivity to credit conditions—most notably, high-yield bonds—finished with negative returns. The high-yield market has a large representation of energy and mining companies, which was an important headwind to performance at a time in which China's slowing growth exacerbated the sharp downturn in the prices of oil and other commodities.

Investment-grade corporate bonds, which feature an element of both interest-rate and credit sensitivity, soundly outperformed high yield but finished short of U.S. Treasuries. Corporate bonds were pressured by a substantial increase in new issue supply. In addition, companies put some of the new issuance proceeds to work in transactions that are seen as unfriendly to bond investors, such as dividend increases and merger-and-acquisition activity. U.S. equities, while volatile, outpaced bonds during the period.

What factors had the most impact on the fund's performance?

The fund finished slightly ahead of its comparative index, the Barclays Government/Credit Bond Index, during the 12-month period. We positioned the fund with an overweight allocation to investment-grade corporates and a meaningful out-of-index position in high-yield bonds. Since both segments underperformed U.S. Treasuries, which make up a substantial portion of the comparative index—and where the fund holds a large underweight position—this was a drag on relative performance.

On the plus side, the fund's performance was helped by its allocation to the non corporate segments of the investment-grade market, including mortgage-backed securities (both agency and non agency), commercial mortgage-backed securities, and asset-backed securities. We believed these asset classes offered an attractive opportunity due to their yield advantage relative to U.S. Treasuries. Many of the fund's holdings in asset-backed securities also offer floating rates, which translates to a lower degree of interest-rate sensitivity.

We also added value through our decision to establish a significant position in financials and by being highly selective within industrials, which includes the underperforming energy and metals and mining industries. The fund's investments in financial issues reflect the fact that regulations prevent many financial companies from taking on excessive leverage or pursuing other strategies that may prove detrimental to bond investors. At a time in which many corporations outside of the financials sector took on increased debt, this feature was well received by the markets.

The fund had a modest allocation to equities, which made a small contribution to performance given the stock market's positive 12-month return. The fund's yield curve positioning, which favored

QUALITY COMPOSITION AS OF 10/31/15 (%)

"... the favorable aspects of the fund's positioning were not enough to make up for the shortfall caused by its overweight in high-yield bonds and investment-grade corporates."
the intermediate portion of the curve over shorter-term issues, also made a modest positive contribution. Overall, however, the favorable aspects of the fund's positioning were not enough to make up for the shortfall caused by its overweight in high-yield bonds and investment-grade corporates.

The fund employed derivatives during the period to manage its interest-rate exposure. On balance, the fund's use of derivatives modestly detracted from performance.

.

How would you summarize the fund's activity during the past 12 months?

While we increased the fund's weighting in investment-grade corporates and reduced its allocation to the securitized sectors, there was little significant change to the fund's weightings in the various segments of the bond market. With this said, we made two shifts of note.

First, we reduced the fund's modest weighting in equities during the latter half of the reporting period. We added this position to the portfolio in early 2012, when many stocks were offering yields higher than those on the issuers' own corporate bonds. Stocks have performed very well in the subsequent years, so this decision made a meaningful contribution to performance. However, we think both valuations and relative yields have become less attractive, meaning that stocks now offer a less favorable profile of risk and return.

Second, we took steps to reduce exposure to the energy sector within high yield. The fund was already underweight in the sector entering the period, but we believed it was prudent to make a further reduction in order to dampen the potential impact that oil price volatility could have on fund performance. It should be noted that much of the fund's energy exposure is in the debt of companies with a relatively low dependence on the direction of oil prices, such as pipeline operators.

What are some of the reasons behind the fund's current positioning?

We strive to position the fund to capitalize on longer-term trends rather than focusing on the market's short-term worries. For instance, investors' shifting view on the direction of Fed policy was a key driver of market performance at various points in the past year. The timing of the Fed's initial rate hike indeed remained up in the air at the close of the period, but it was also evident that the pace of increases would be slow and methodical, with rates eventually rising to a level well below that of past cycles. We therefore continued to employ an opportunistic approach at the individual security level, rather than trying to adjust to the latest consensus regarding the Fed's next steps.

We also think the worries about global growth have been somewhat exaggerated, creating more attractive valuations in investment-grade and high-yield (below-investment-grade) corporate bonds. In the investment-grade market, yield spreads widened to levels that were above the longer-term average during the second half of the reporting period, even though fundamentals remained quite sound. High yield is somewhat more challenging because the headline returns obscured the bifurcated nature of the market. Much of the weakness occurred in the energy and commodity-related sectors, but many other segments of the asset class delivered better relative performance. While we think this argues for continued caution, we have also begun to find a larger number of opportunities in high yield given that yield spreads have risen to levels that more adequately compensate investors for the potential risks. Believing these factors indicate that the longer-term risk/reward profile in both investment-grade and high-yield credits is superior to that of U.S. Treasuries, we maintained an emphasis on these market segments at the close of the period.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993
Howard C. Greene, CFA On the fund since 2002 Investing since 1979

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 10-31-15
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 83.6% (55.9% of Total investments)				$147,456,365
(Cost $146,705,610)
Consumer discretionary 10.4%				18,309,421
Auto components 1.2%
Dana Holding Corp. (Z)	6.000	09-15-23	395,000	408,825
Delphi Corp. (Z)	5.000	02-15-23	890,000	931,163
Magna International, Inc.	4.150	10-01-25	225,000	229,138
Nemak SAB de CV (S)(Z)	5.500	02-28-23	210,000	214,725
ZF North America Capital, Inc. (S)	4.750	04-29-25	280,000	274,750
Automobiles 2.9%
Ford Motor Company (Z)	4.750	01-15-43	145,000	143,754
Ford Motor Credit Company LLC	2.551	10-05-18	325,000	325,966
Ford Motor Credit Company LLC (Z)	5.875	08-02-21	928,000	1,058,040
General Motors Company (Z)	4.875	10-02-23	650,000	684,687
General Motors Company (Z)	6.250	10-02-43	380,000	420,045
General Motors Financial Company, Inc. (Z)	3.450	04-10-22	430,000	420,807
General Motors Financial Company, Inc. (Z)	4.000	01-15-25	550,000	541,811
General Motors Financial Company, Inc. (Z)	4.375	09-25-21	630,000	653,767
Hyundai Capital America (S)	2.400	10-30-18	425,000	424,796
Nissan Motor Acceptance Corp. (S)(Z)	1.950	09-12-17	490,000	493,015
Diversified consumer services 0.2%
Service Corp. International	5.375	05-15-24	300,000	319,875
Hotels, restaurants and leisure 0.9%
CCM Merger, Inc. (S)(Z)	9.125	05-01-19	380,000	402,800
Eldorado Resorts, Inc. (S)	7.000	08-01-23	130,000	131,625
International Game Technology PLC (S)	6.500	02-15-25	225,000	211,500
Mohegan Tribal Gaming Authority (S)	9.750	09-01-21	250,000	257,500
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	495,000	524,700
Waterford Gaming LLC (H)(S)	8.625	09-15-14	99,739	0
Household durables 0.2%
Harman International Industries, Inc. (Z)	4.150	05-15-25	205,000	200,515
Newell Rubbermaid, Inc.	2.150	10-15-18	175,000	174,863
Internet and catalog retail 0.8%
Amazon.com, Inc. (Z)	4.950	12-05-44	515,000	537,457
QVC, Inc. (Z)	4.375	03-15-23	325,000	313,524
QVC, Inc. (Z)	5.125	07-02-22	255,000	258,825
QVC, Inc. (Z)	5.450	08-15-34	315,000	280,961
Leisure products 0.0%
Vista Outdoor, Inc. (S)	5.875	10-01-23	70,000	72,975
Media 3.2%
21st Century Fox America, Inc.	6.150	03-01-37	165,000	190,151

8SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
21st Century Fox America, Inc. (Z)	6.400	12-15-35	150,000	$175,911
21st Century Fox America, Inc.	7.750	01-20-24	1,020,000	1,281,607
Altice Financing SA (S)(Z)	6.625	02-15-23	200,000	200,500
AMC Entertainment, Inc. (Z)	5.875	02-15-22	390,000	403,650
Carmike Cinemas, Inc. (S)	6.000	06-15-23	150,000	155,430
CCO Safari II LLC (S)	6.484	10-23-45	380,000	393,966
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	260,000	271,050
Midcontinent Communications & Midcontinent Finance Corp. (S)	6.875	08-15-23	140,000	143,675
Myriad International Holdings BV (S)	5.500	07-21-25	200,000	195,932
Radio One, Inc. (S)	9.250	02-15-20	255,000	210,375
Scripps Networks Interactive, Inc. (Z)	3.950	06-15-25	425,000	406,913
Sirius XM Radio, Inc. (S)(Z)	5.250	08-15-22	845,000	891,475
Time Warner Cable, Inc. (Z)	8.250	04-01-19	350,000	408,041
Time Warner, Inc.	3.600	07-15-25	275,000	272,680
Multiline retail 0.3%
Macy's Retail Holdings, Inc. (Z)	7.875	08-15-36	444,000	465,103
Tops Holding II Corp.	8.750	06-15-18	140,000	139,300
Specialty retail 0.5%
AutoNation, Inc. (Z)	4.500	10-01-25	170,000	174,175
AutoNation, Inc. (Z)	5.500	02-01-20	400,000	437,810
The Home Depot, Inc.	3.350	09-15-25	240,000	246,343
Textiles, apparel and luxury goods 0.2%
Hot Topic, Inc. (S)(Z)	9.250	06-15-21	345,000	332,925
Consumer staples 4.1%				7,247,066
Beverages 1.6%
Coca-Cola Enterprises, Inc. (Z)	4.500	09-01-21	1,000,000	1,080,929
Constellation Brands, Inc. (Z)	4.250	05-01-23	355,000	363,431
Constellation Brands, Inc. (Z)	4.750	11-15-24	180,000	188,550
Pernod Ricard SA (S)(Z)	5.750	04-07-21	1,125,000	1,252,977
Food and staples retailing 0.7%
CVS Health Corp.	5.125	07-20-45	465,000	499,121
SUPERVALU, Inc.	7.750	11-15-22	350,000	344,295
Tops Holding LLC (S)	8.000	06-15-22	455,000	472,063
Food products 1.0%
Bunge, Ltd. Finance Corp. (Z)	8.500	06-15-19	389,000	460,101
Kraft Heinz Foods Company (S)(Z)	2.000	07-02-18	480,000	481,430
Kraft Heinz Foods Company (S)(Z)	4.875	02-15-25	258,000	277,436
Kraft Heinz Foods Company (S)	5.200	07-15-45	320,000	337,543
Post Holdings, Inc. (S)	7.750	03-15-24	145,000	154,969

SEE NOTES TO FINANCIAL STATEMENTS9

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Tobacco 0.8%
Alliance One International, Inc. (Z)	9.875	07-15-21	820,000	$706,225
Reynolds American, Inc. (Z)	4.450	06-12-25	335,000	350,771
Vector Group, Ltd. (Z)	7.750	02-15-21	260,000	277,225
Energy 9.0%				15,906,601
Energy equipment and services 1.0%
CSI Compressco LP	7.250	08-15-22	235,000	195,050
Nostrum Oil & Gas Finance BV (S)(Z)	6.375	02-14-19	345,000	280,223
Rowan Companies, Inc. (Z)	4.875	06-01-22	275,000	221,167
SESI LLC (Z)	7.125	12-15-21	576,000	559,486
Teine Energy, Ltd. (S)(Z)	6.875	09-30-22	245,000	222,338
TerraForm Power Operating LLC (S)(Z)	5.875	02-01-23	410,000	378,225
Oil, gas and consumable fuels 8.0%
Cimarex Energy Company (Z)	4.375	06-01-24	515,000	512,465
CNOOC Finance 2013, Ltd. (Z)	3.000	05-09-23	420,000	397,629
Columbia Pipeline Group, Inc. (S)(Z)	4.500	06-01-25	335,000	322,511
Continental Resources, Inc. (Z)	5.000	09-15-22	998,000	896,953
DCP Midstream LLC (S)	9.750	03-15-19	405,000	439,124
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)(Z)	5.850	05-21-43	370,000	294,150
DCP Midstream Operating LP (Z)	3.875	03-15-23	225,000	191,021
Enbridge Energy Partners LP	4.375	10-15-20	235,000	238,079
Energy Transfer Partners LP (Z)	5.150	03-15-45	345,000	275,628
Energy Transfer Partners LP (Z)	9.700	03-15-19	425,000	503,213
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.777%) (Z)	7.000	06-01-67	695,000	618,550
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%) (Z)	8.375	08-01-66	440,000	432,300
EP Energy LLC (Z)	7.750	09-01-22	195,000	150,150
Freeport-McMoran Oil & Gas LLC (Z)	6.750	02-01-22	458,000	403,613
Freeport-McMoran Oil & Gas LLC (Z)	6.875	02-15-23	656,000	577,280
Kerr-McGee Corp. (Z)	6.950	07-01-24	1,035,000	1,213,947
Kinder Morgan Energy Partners LP	3.500	03-01-21	500,000	473,825
Kinder Morgan Energy Partners LP (Z)	7.750	03-15-32	195,000	198,005
Kinder Morgan, Inc. (Z)	5.550	06-01-45	355,000	299,162
Lukoil International Finance BV (S)(Z)	3.416	04-24-18	675,000	657,896
MarkWest Energy Partners LP (Z)	4.875	12-01-24	160,000	151,200
MPLX LP (Z)	4.000	02-15-25	150,000	136,925
Newfield Exploration Company (Z)	5.750	01-30-22	200,000	203,000
Pacific Exploration and Production Corp. (S)	5.375	01-26-19	335,000	145,725
Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,317,889
Petroleos Mexicanos (Z)	4.875	01-24-22	275,000	279,881
Regency Energy Partners LP (Z)	5.000	10-01-22	95,000	92,347

10SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Regency Energy Partners LP (Z)	5.500	04-15-23	480,000	$465,504
Regency Energy Partners LP (Z)	5.875	03-01-22	90,000	92,377
Shell International Finance BV	4.375	05-11-45	725,000	725,278
Summit Midstream Holdings LLC (Z)	7.500	07-01-21	150,000	145,500
Whiting Petroleum Corp.	6.250	04-01-23	330,000	306,900
Williams Partners LP (Z)	4.875	05-15-23	185,000	167,036
Williams Partners LP (Z)	4.875	03-15-24	690,000	621,299
WPX Energy, Inc. (Z)	5.250	09-15-24	125,000	103,750
Financials 31.6%				55,771,296
Banks 12.5%
Bank of America Corp. (Z)	3.300	01-11-23	260,000	259,336
Bank of America Corp.	3.950	04-21-25	135,000	132,892
Bank of America Corp. (Z)	4.200	08-26-24	280,000	281,646
Bank of America Corp. (Z)	4.250	10-22-26	265,000	265,933
Bank of America Corp. (Z)	6.875	04-25-18	1,000,000	1,116,175
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)(Z)	6.250	09-05-24	470,000	476,604
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)(Z)	8.000	01-30-18	435,000	453,531
Barclays Bank PLC (S)(Z)	10.179	06-12-21	575,000	755,050
BPCE SA (S)(Z)	4.500	03-15-25	475,000	467,597
BPCE SA (S)(Z)	5.700	10-22-23	1,145,000	1,225,832
Citigroup, Inc. (5.950% to 8-15-20, then 3 month LIBOR + 4.095%) (Q)	5.950	08-15-20	290,000	289,432
Commerzbank AG (S)(Z)	8.125	09-19-23	350,000	405,272
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)(Z)	6.625	09-23-19	450,000	443,250
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)(Z)	7.875	01-23-24	600,000	615,674
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)(Z)	8.125	09-19-33	250,000	276,250
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)(Z)	5.100	06-30-23	420,000	385,875
HBOS PLC (S)(Z)	6.750	05-21-18	825,000	909,153
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (Q)(Z)	6.375	09-17-24	200,000	198,102
ING Bank NV (S)(Z)	5.800	09-25-23	1,000,000	1,099,720
JPMorgan Chase & Co. (Z)	4.625	05-10-21	895,000	974,936
JPMorgan Chase & Co. (5.000% to 7-1-19, then 3 month LIBOR + 3.320%) (Q)(Z)	5.000	07-01-19	520,000	512,720
JPMorgan Chase & Co. (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	375,000	360,938
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)(Z)	6.750	02-01-24	805,000	873,425

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)(Z)	7.900	04-30-18	655,000	$680,545
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)(Z)	7.500	06-27-24	385,000	409,063
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%) (Z)	5.629	12-01-21	485,000	481,363
Mizuho Financial Group Cayman 3, Ltd. (S)(Z)	4.600	03-27-24	1,035,000	1,061,965
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	1,000,000	1,243,750
Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (Q)	8.000	08-10-25	200,000	209,000
Santander UK Group Holdings PLC (S)	4.750	09-15-25	365,000	364,693
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (Q)(S)	8.000	09-29-25	420,000	424,334
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	385,000	405,276
Swedbank AB (S)(Z)	2.125	09-29-17	460,000	465,086
Synovus Financial Corp. (Z)	7.875	02-15-19	200,000	224,500
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)(Z)	4.850	06-01-23	310,000	291,369
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)(Z)	6.750	08-01-21	520,000	560,409
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)(Z)	5.875	06-15-25	500,000	528,850
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)(Z)	5.900	06-15-24	495,000	506,138
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)(Z)	7.980	03-15-18	950,000	1,011,750
Wells Fargo Bank NA (Z)	5.850	02-01-37	390,000	467,375
Capital markets 4.9%
Ares Capital Corp. (Z)	3.875	01-15-20	430,000	440,527
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (Q)(S)(Z)	7.500	12-11-23	295,000	311,429
FS Investment Corp. (Z)	4.000	07-15-19	435,000	437,816
Jefferies Group LLC (Z)	6.875	04-15-21	1,005,000	1,129,492
Jefferies Group LLC (Z)	8.500	07-15-19	235,000	276,822
Macquarie Bank, Ltd. (S)	4.875	06-10-25	520,000	517,213
Morgan Stanley (Z)	4.300	01-27-45	235,000	225,509
Morgan Stanley (Z)	5.500	01-26-20	450,000	502,288
Morgan Stanley (Z)	5.550	04-27-17	565,000	598,185

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley (Z)	7.300	05-13-19	895,000	$1,043,932
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	325,000	324,594
Stifel Financial Corp. (Z)	4.250	07-18-24	315,000	317,345
The Bear Stearns Companies LLC (Z)	7.250	02-01-18	1,000,000	1,119,032
The Goldman Sachs Group, Inc.	3.750	05-22-25	500,000	503,841
The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	705,000	786,817
The Goldman Sachs Group, Inc. (Z)	5.750	01-24-22	105,000	120,355
Consumer finance 2.7%
Capital One Financial Corp. (Z)	2.450	04-24-19	275,000	275,993
Capital One Financial Corp. (Z)	3.500	06-15-23	1,100,000	1,106,041
Capital One Financial Corp.	4.200	10-29-25	430,000	430,184
Capital One Financial Corp. (5.550% to 6-1-20, then 3 month LIBOR + 3.800%) (Q)	5.550	06-01-20	350,000	350,656
Capital One NA	2.350	08-17-18	350,000	351,665
Credito Real SAB de CV (S)(Z)	7.500	03-13-19	325,000	335,075
Discover Bank	2.600	11-13-18	510,000	512,807
Discover Financial Services (Z)	3.950	11-06-24	370,000	367,342
Discover Financial Services (Z)	5.200	04-27-22	585,000	626,558
Enova International, Inc.	9.750	06-01-21	390,000	330,525
Diversified financial services 2.5%
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)(Z)	5.250	05-30-23	364,607	379,191
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)(Z)	6.125	11-30-19	233,700	241,295
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)(Z)	5.125	11-30-22	218,560	226,581
General Electric Capital Corp. (6.250% to 12-15-22, then 3 month LIBOR + 4.704%) (Q)	6.250	12-15-22	345,000	384,537
General Electric Capital Corp. (7.125% to 6-15-22, then 3 month LIBOR + 5.296%) (Q)(Z)	7.125	06-15-22	600,000	705,000
Leucadia National Corp. (Z)	5.500	10-18-23	655,000	653,562
McGraw Hill Financial, Inc. (S)(Z)	4.000	06-15-25	495,000	491,930
McGraw Hill Financial, Inc. (S)	4.400	02-15-26	340,000	348,148
NewStar Financial, Inc.	7.250	05-01-20	360,000	359,100
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%) (Z)	5.650	05-15-53	674,000	682,425
Insurance 3.5%
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	235,000	243,470
Assured Guaranty US Holdings, Inc. (Z)	5.000	07-01-24	465,000	485,692
AXA SA (Z)	8.600	12-15-30	175,000	239,642

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)(Z)	6.379	12-14-36	240,000	$257,700
CNA Financial Corp. (Z)	7.250	11-15-23	230,000	272,973
CNO Financial Group, Inc.	5.250	05-30-25	305,000	324,063
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR + 3.576%) (S)(Z)	7.800	03-15-37	705,000	826,613
MetLife, Inc. (Z)	6.400	12-15-36	355,000	389,293
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)(Z)	5.100	10-16-44	365,000	380,513
Pacific LifeCorp. (S)(Z)	6.000	02-10-20	235,000	265,113
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%) (Z)	5.200	03-15-44	250,000	248,125
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) (Z)	5.875	09-15-42	267,000	283,020
Sirius International Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)(Z)	7.506	06-30-17	610,000	616,100
Teachers Insurance & Annuity Association of America (S)(Z)	6.850	12-16-39	555,000	697,994
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-38	505,000	560,803
Real estate investment trusts 4.9%
American Tower Corp. (Z)	3.400	02-15-19	225,000	232,583
American Tower Corp. (Z)	4.700	03-15-22	400,000	420,134
American Tower Corp.	5.000	02-15-24	500,000	530,763
AvalonBay Communities, Inc.	3.450	06-01-25	235,000	234,161
Corrections Corp. of America	5.000	10-15-22	120,000	121,500
Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	710,000	766,851
Crown Castle Towers LLC (S)(Z)	6.113	01-15-20	451,000	498,110
DDR Corp. (Z)	7.500	04-01-17	880,000	948,385
Highwoods Realty LP (Z)	5.850	03-15-17	310,000	325,844
Iron Mountain, Inc. (Z)	6.000	08-15-23	440,000	461,450
iStar, Inc.	5.000	07-01-19	135,000	132,131
MPT Operating Partnership LP (Z)	6.375	02-15-22	320,000	334,400
Omega Healthcare Investors, Inc.	4.500	01-15-25	295,000	288,759
Omega Healthcare Investors, Inc.	4.950	04-01-24	350,000	355,971
Omega Healthcare Investors, Inc. (S)	5.250	01-15-26	180,000	185,846
USB Realty Corp. (P)(Q)(S)(Z)	1.468	01-15-17	800,000	725,000
Ventas Realty LP	3.500	02-01-25	200,000	192,608
Ventas Realty LP (Z)	3.750	05-01-24	215,000	211,128
Ventas Realty LP (Z)	4.750	06-01-21	385,000	413,380
Vereit Operating Partnership LP	4.600	02-06-24	523,000	507,964

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts (continued)
Welltower, Inc.	3.750	03-15-23	170,000	$167,704
Welltower, Inc.	4.000	06-01-25	645,000	640,495
Thrifts and mortgage finance 0.6%
Nationstar Mortgage LLC (Z)	7.875	10-01-20	340,000	334,900
Nationstar Mortgage LLC (Z)	9.625	05-01-19	295,000	303,481
Quicken Loans, Inc. (S)	5.750	05-01-25	265,000	263,013
Stearns Holdings, Inc. (S)	9.375	08-15-20	155,000	155,000
Health care 4.0%				7,095,970
Biotechnology 0.6%
AbbVie, Inc. (Z)	3.600	05-14-25	535,000	526,146
Celgene Corp. (Z)	5.000	08-15-45	540,000	542,384
Health care equipment and supplies 0.5%
Medtronic, Inc.	4.625	03-15-45	405,000	426,708
Zimmer Biomet Holdings, Inc. (Z)	3.550	04-01-25	435,000	428,220
Health care providers and services 1.8%
Express Scripts Holding Company (Z)	4.750	11-15-21	1,000,000	1,082,912
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	165,000	168,919
HCA, Inc. (Z)	5.250	04-15-25	375,000	388,125
Medco Health Solutions, Inc.	7.125	03-15-18	275,000	307,156
Select Medical Corp.	6.375	06-01-21	280,000	247,800
UnitedHealth Group, Inc. (Z)	1.450	07-17-17	415,000	417,376
UnitedHealth Group, Inc. (Z)	3.750	07-15-25	435,000	453,777
WellCare Health Plans, Inc. (Z)	5.750	11-15-20	175,000	182,875
Pharmaceuticals 1.1%
Actavis Funding SCS (Z)	3.800	03-15-25	1,000,000	991,354
Mallinckrodt International Finance SA (S)(Z)	5.750	08-01-22	310,000	294,692
Pfizer, Inc.	6.050	03-30-17	485,000	519,292
Quintiles Transnational Corp. (S)	4.875	05-15-23	115,000	118,234
Industrials 10.9%				19,116,860
Aerospace and defense 1.6%
Embraer Overseas, Ltd. (S)(Z)	5.696	09-16-23	296,000	296,740
Huntington Ingalls Industries, Inc. (S)(Z)	5.000	12-15-21	350,000	364,000
Lockheed Martin Corp. (Z)	2.900	03-01-25	386,000	372,619
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)(Z)	6.000	02-15-67	925,000	684,500
Textron, Inc. (Z)	3.875	03-01-25	180,000	178,389
Textron, Inc. (Z)	5.600	12-01-17	505,000	538,594
Textron, Inc. (Z)	7.250	10-01-19	270,000	311,781
Air freight and logistics 0.3%
XPO Logistics, Inc. (S)	6.500	06-15-22	540,000	481,950

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines 4.3%
America West Airlines 2000-1 Pass Through Trust (Z)	8.057	07-02-20	101,586	$115,808
American Airlines 2011-1 Class B Pass Through Trust (S)(Z)	7.000	01-31-18	597,440	631,793
American Airlines 2013-2 Class A Pass Through Trust (Z)	4.950	01-15-23	308,080	330,015
American Airlines 2015-1 Class B Pass Through Trust (Z)	3.700	05-01-23	630,000	618,975
British Airways 2013-1 Class A Pass Through Trust (S)(Z)	4.625	06-20-24	586,989	619,273
British Airways 2013-1 Class B Pass Through Trust (S)(Z)	5.625	06-20-20	216,392	225,588
Continental Airlines 1997-4 Class A Pass Through Trust (Z)	6.900	01-02-18	192,268	198,747
Continental Airlines 1998-1 Class A Pass Through Trust (Z)	6.648	09-15-17	57,135	58,849
Continental Airlines 1999-1 Class A Pass Through Trust (Z)	6.545	02-02-19	147,147	158,447
Continental Airlines 2000-2 Class B Pass Through Trust (Z)	8.307	04-02-18	25,465	26,993
Continental Airlines 2007-1 Class A Pass Through Trust (Z)	5.983	04-19-22	446,566	495,688
Continental Airlines 2012-1 Class B Pass Through Trust (Z)	6.250	04-11-20	179,188	188,148
Delta Air Lines 2002-1 Class G-1 Pass Through Trust (Z)	6.718	01-02-23	574,101	653,040
Delta Air Lines 2007-1 Class A Pass Through Trust (Z)	6.821	08-10-22	563,687	656,695
Delta Air Lines 2010-1 Class A Pass Through Trust (Z)	6.200	07-02-18	128,957	139,273
Delta Air Lines 2011-1 Class A Pass Through Trust (Z)	5.300	04-15-19	224,552	238,115
Northwest Airlines 2007-1 Class A Pass Through Trust (Z)	7.027	11-01-19	336,830	377,653
UAL 2009-1 Pass Through Trust (Z)	10.400	11-01-16	48,881	51,843
UAL 2009-2A Pass Through Trust (Z)	9.750	01-15-17	179,438	191,550
United Airlines 2014-2 Class A Pass Through Trust (Z)	3.750	09-03-26	435,000	438,263
United Airlines 2014-2 Class B Pass Through Trust (Z)	4.625	09-03-22	505,000	503,738
US Airways 2010-1 Class A Pass Through Trust (Z)	6.250	04-22-23	376,027	421,150
US Airways 2012-1 Class A Pass Through Trust (Z)	5.900	10-01-24	274,061	302,837
Building products 1.0%
Builders FirstSource, Inc. (S)	10.750	08-15-23	215,000	221,988
Masco Corp. (Z)	4.450	04-01-25	135,000	135,338
Masco Corp. (Z)	7.125	03-15-20	285,000	331,313

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Building products (continued)
Owens Corning (Z)	4.200	12-15-22	1,095,000	$1,107,527
Commercial services and supplies 0.3%
Casella Waste Systems, Inc. (Z)	7.750	02-15-19	365,000	370,475
Safway Group Holding LLC (S)(Z)	7.000	05-15-18	180,000	184,950
Construction and engineering 0.2%
Tutor Perini Corp. (Z)	7.625	11-01-18	335,000	341,700
Electrical equipment 0.1%
EnerSys (S)	5.000	04-30-23	95,000	96,188
Industrial conglomerates 0.1%
Odebrecht Finance, Ltd. (S)(Z)	7.125	06-26-42	225,000	133,875
Odebrecht Finance, Ltd. (Q)(S)(Z)	7.500	12-07-15	200,000	117,750
Machinery 0.5%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	135,000	128,250
SPL Logistics Escrow LLC (S)(Z)	8.875	08-01-20	215,000	227,900
Trinity Industries, Inc. (Z)	4.550	10-01-24	555,000	527,778
Marine 0.2%
Navios South American Logistics, Inc. (S)(Z)	7.250	05-01-22	375,000	315,469
Road and rail 0.3%
Penske Truck Leasing Company LP (S)(Z)	3.375	02-01-22	620,000	605,367
Trading companies and distributors 1.8%
Ahern Rentals, Inc. (S)	7.375	05-15-23	380,000	353,400
Air Lease Corp. (Z)	3.375	01-15-19	440,000	448,800
Air Lease Corp. (Z)	3.875	04-01-21	215,000	217,675
Air Lease Corp. (Z)	4.750	03-01-20	220,000	234,881
Air Lease Corp. (Z)	5.625	04-01-17	175,000	183,045
Aircastle, Ltd. (Z)	5.500	02-15-22	215,000	227,363
Aircastle, Ltd.	6.250	12-01-19	160,000	174,800
Aircastle, Ltd. (Z)	7.625	04-15-20	160,000	184,600
Ashtead Capital, Inc. (S)(Z)	5.625	10-01-24	205,000	213,200
International Lease Finance Corp. (S)(Z)	7.125	09-01-18	290,000	321,175
United Rentals North America, Inc. (Z)	5.500	07-15-25	260,000	259,350
United Rentals North America, Inc. (Z)	5.750	11-15-24	320,000	324,800
Transportation infrastructure 0.2%
Florida East Coast Holdings Corp. (S)(Z)	6.750	05-01-19	255,000	256,849
Information technology 1.5%				2,701,058
Internet software and services 0.4%
Ancestry.com Holdings LLC, PIK (S)(Z)	9.625	10-15-18	135,000	136,350
Ancestry.com, Inc. (Z)	11.000	12-15-20	305,000	333,213
VeriSign, Inc.	5.250	04-01-25	265,000	270,300

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services 0.9%
Fidelity National Information Services, Inc.	5.000	10-15-25	340,000	$351,952
First Data Corp. (S)	7.000	12-01-23	345,000	351,900
Fiserv, Inc. (Z)	3.850	06-01-25	625,000	628,518
Sixsigma Networks Mexico SA de CV (S)(Z)	8.250	11-07-21	275,000	268,125
Semiconductors and semiconductor equipment 0.2%
Micron Technology, Inc. (Z)	5.875	02-15-22	280,000	284,900
Software 0.0%
Infor US, Inc. (S)	6.500	05-15-22	80,000	75,800
Materials 3.2%				5,626,453
Chemicals 1.1%
Braskem Finance, Ltd. (S)(Z)	7.000	05-07-20	515,000	517,575
Incitec Pivot Finance LLC (S)(Z)	6.000	12-10-19	345,000	371,307
NOVA Chemicals Corp. (S)(Z)	5.000	05-01-25	535,000	535,000
Platform Specialty Products Corp. (S)(Z)	6.500	02-01-22	535,000	454,750
Construction materials 0.7%
American Gilsonite Company (S)(Z)	11.500	09-01-17	310,000	252,650
Cemex SAB de CV (S)(Z)	6.125	05-05-25	360,000	341,100
Cemex SAB de CV (S)(Z)	6.500	12-10-19	340,000	345,100
Vulcan Materials Company (Z)	4.500	04-01-25	260,000	265,850
Containers and packaging 0.2%
Ardagh Finance Holdings SA, PIK (S)(Z)	8.625	06-15-19	272,213	285,143
Metals and mining 1.1%
Allegheny Technologies, Inc. (Z)	9.375	06-01-19	715,000	752,538
ArcelorMittal (Z)	10.600	06-01-19	370,000	408,850
MMC Norilsk Nickel OJSC (S)(Z)	5.550	10-28-20	235,000	236,004
MMC Norilsk Nickel OJSC (S)	6.625	10-14-22	340,000	348,500
Rain CII Carbon LLC (S)(Z)	8.000	12-01-18	340,000	296,011
Paper and forest products 0.1%
Norbord, Inc. (S)	6.250	04-15-23	215,000	216,075
Telecommunication services 3.2%				5,644,548
Diversified telecommunication services 1.5%
AT&T, Inc. (Z)	3.875	08-15-21	800,000	834,330
AT&T, Inc. (Z)	4.750	05-15-46	280,000	258,744
BellSouth Telecommunications LLC (Z)	6.300	12-15-15	71,313	71,687
GCI, Inc.	6.875	04-15-25	230,000	236,900
Telecom Italia Capital SA (Z)	7.200	07-18-36	365,000	375,950
Verizon Communications, Inc. (Z)	4.400	11-01-34	260,000	244,620
Verizon Communications, Inc. (Z)	6.550	09-15-43	263,000	315,551
Wind Acquisition Finance SA (S)(Z)	7.375	04-23-21	355,000	357,663

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services 1.7%
CC Holdings GS V LLC (Z)	3.849	04-15-23	350,000	$346,253
Comcel Trust (S)(Z)	6.875	02-06-24	330,000	260,700
Digicel Group, Ltd. (S)(Z)	8.250	09-30-20	385,000	340,725
Digicel, Ltd. (S)	6.750	03-01-23	200,000	180,000
Millicom International Cellular SA (S)	4.750	05-22-20	210,000	184,800
Millicom International Cellular SA (S)	6.625	10-15-21	300,000	262,500
MTN Mauritius Investments, Ltd. (S)(Z)	4.755	11-11-24	225,000	207,045
SBA Tower Trust (S)(Z)	2.933	12-15-17	395,000	399,711
SBA Tower Trust (S)(Z)	3.598	04-15-18	370,000	370,969
SoftBank Group Corp. (S)(Z)	4.500	04-15-20	400,000	396,400
Utilities 5.7%				10,037,092
Electric utilities 3.1%
Beaver Valley II Funding Corp. (Z)	9.000	06-01-17	28,000	29,960
BVPS II Funding Corp. (Z)	8.890	06-01-17	126,000	131,852
Duke Energy Corp. (Z)	3.550	09-15-21	1,000,000	1,034,902
Electricite de France SA (S)	3.625	10-13-25	260,000	259,115
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)(Z)	5.250	01-29-23	485,000	482,575
Empresa Electrica Angamos SA (S)(Z)	4.875	05-25-29	360,000	338,035
Exelon Generation Company LLC	4.000	10-01-20	1,000,000	1,042,681
FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	65,562	65,562
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	420,000	447,619
Oncor Electric Delivery Company LLC (Z)	5.000	09-30-17	820,000	871,235
PNPP II Funding Corp. (Z)	9.120	05-30-16	31,000	31,370
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)(Z)	6.250	02-01-22	320,000	356,000
Talen Energy Supply LLC (S)	6.500	06-01-25	210,000	186,375
W3A Funding Corp. (Z)	8.090	01-02-17	207,820	207,873
Independent power and renewable electricity producers 0.3%
Dynegy, Inc.	6.750	11-01-19	120,000	119,700
Dynegy, Inc.	7.625	11-01-24	165,000	165,413
NRG Yield Operating LLC	5.375	08-15-24	260,000	237,900
Multi-utilities 2.3%
Berkshire Hathaway Energy Company (Z)	8.480	09-15-28	550,000	810,059
CMS Energy Corp.	5.050	03-15-22	1,000,000	1,109,790
Dominion Resources, Inc. (Z)	3.625	12-01-24	1,000,000	999,596
NiSource Finance Corp.	5.450	09-15-20	1,000,000	1,109,480

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.1% (0.1% of Total investments)				$220,938
(Cost $250,000)
Utilities 0.1%				220,938
Independent power and renewable electricity producers 0.1%
NRG Yield, Inc. (S)	3.250	06-01-20	250,000	220,938
Term loans (M) 0.6% (0.4% of Total investments)				$1,091,754
(Cost $1,176,489)
Consumer staples 0.2%				356,526
Household products 0.2%
The Sun Products Corp.	5.500	03-23-20	369,777	356,526
Industrials 0.2%				397,271
Aerospace and defense 0.1%
WP CPP Holdings LLC	4.500	12-28-19	145,875	142,471
Airlines 0.1%
GOL LuxCo SA	6.500	08-31-20	260,000	254,800
Utilities 0.2%				337,957
Electric utilities 0.2%
ExGen Texas Power LLC	5.750	09-16-21	277,122	227,240
La Frontera Generation LLC	4.500	09-30-20	137,111	110,717
Capital preferred securities (a) 1.9% (1.3% of Total investments)				$3,425,313
(Cost $3,427,911)
Financials 1.9%				3,425,313
Banks 0.3%
Sovereign Capital Trust VI (Z)	7.908	06-13-36	489,000	500,909
Capital markets 0.7%
Goldman Sachs Capital II (P)(Q)(Z)	4.000	12-07-15	670,000	482,400
State Street Capital Trust IV (P)(Z)	1.337	06-15-37	935,000	755,013
Insurance 0.9%
MetLife Capital Trust IV (7.875% to 12-15-32 then 3 month LIBOR + 3.960%) (S)(Z)	7.875	12-15-37	110,000	136,400
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)(Z)	9.250	04-08-38	315,000	437,913
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)(Z)	6.450	12-15-65	870,000	882,615
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)(Z)	6.500	05-09-37	225,000	230,063
U.S. Government and Agency obligations 30.2% (20.2% of Total investments)				$53,230,168
(Cost $53,244,231)
U.S. Government 8.0%				14,015,628
U.S. Treasury
Bond	2.750	11-15-42	1,405,000	1,360,070
Bond (Z)	3.000	11-15-44	1,975,000	2,000,511

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government (continued)
Note (Z)	1.000	09-15-18	4,000,000	$3,997,500
Note (Z)	2.000	02-15-25	3,737,000	3,695,056
Note (Z)	2.000	08-15-25	3,001,000	2,962,491
U.S. Government Agency 22.2%				39,214,540
Federal Home Loan Banks
Bond (Z)	2.900	09-05-25	200,000	195,474
Bond (Z)	3.170	10-04-27	200,000	200,000
Bond (Z)	3.250	06-21-27	269,697	269,739
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (Z)	3.000	03-01-43	892,005	909,462
30 Yr Pass Thru (Z)	4.500	09-01-41	2,112,240	2,297,630
30 Yr Pass Thru (Z)	5.000	03-01-41	3,405,637	3,766,724
Federal National Mortgage Association
15 Yr Pass Thru (Z)	3.000	10-29-27	705,000	688,237
30 Yr Pass Thru (Z)	3.000	12-01-42	3,207,388	3,259,759
30 Yr Pass Thru (Z)	3.000	07-01-43	952,296	964,125
30 Yr Pass Thru (Z)	3.500	12-01-42	5,046,882	5,266,500
30 Yr Pass Thru (Z)	3.500	01-01-43	3,819,272	3,991,438
30 Yr Pass Thru	3.500	04-01-45	1,808,333	1,884,198
30 Yr Pass Thru (Z)	4.000	10-01-40	442,001	476,049
30 Yr Pass Thru (Z)	4.000	09-01-41	4,613,033	4,940,666
30 Yr Pass Thru (Z)	4.000	10-01-41	1,942,938	2,088,962
30 Yr Pass Thru (Z)	4.500	10-01-40	1,819,822	1,996,962
30 Yr Pass Thru (Z)	4.500	07-01-41	4,090,666	4,456,891
30 Yr Pass Thru (Z)	5.000	04-01-41	483,140	541,688
30 Yr Pass Thru (Z)	5.500	08-01-40	160,505	180,575
30 Yr Pass Thru (Z)	6.500	01-01-39	729,959	839,461
Foreign government obligations 0.2% (0.1% of Total investments)				$357,940
(Cost $277,726)
Argentina 0.2%				357,940
Republic of Argentina (H)	8.280	12-31-33	322,469	357,940
Collateralized mortgage obligations 19.1% (12.8% of Total investments)				$33,768,452
(Cost $32,259,219)
Commercial and residential 17.2%				30,445,127
American Home Mortgage Investment Trust Series 2005-1, Class 1A1 (P)	0.417	06-25-45	521,989	486,363
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	605,000	688,397
BAMLL Commercial Mortgage Securities Trust
Series 2014-ICTS, Class D (P) (S)	2.096	06-15-28	200,000	198,042
Series 2015-200P, Class F (P) (S)	3.596	04-14-33	415,000	365,932
BBCMS Trust
Series 2015, Class C (P) (S)	2.196	02-15-28	215,000	212,305

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-MSQ, Class D (P) (S)	3.990	09-15-32	480,000	$480,031
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-1, Class B2 (P)	2.691	03-25-35	379,204	25,834
Series 2005-2, Class A1 (P)	2.680	03-25-35	313,073	314,251
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	0.757	07-25-35	341,856	325,121
Series 2005-7, Class 11A1 (P)	0.737	08-25-35	568,557	541,943
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.194	07-05-33	620,000	611,728
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.697	08-15-29	605,000	592,694
BWAY Mortgage Trust
Series 2013-1515, Class F (P) (S)	3.927	03-10-33	595,000	561,378
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	370,000	349,577
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	3.950	05-15-29	445,000	422,999
Series 2015-JWRZ, Class GL2 (P) (S)	3.884	05-15-29	410,000	398,681
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.196	12-15-27	595,000	588,989
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.786	04-10-28	325,000	311,848
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank) Series 2015-CR27, Class B (P)	4.510	10-10-48	225,000	231,305
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-LC4, Class B (P)	4.934	12-10-44	360,000	397,532
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	620,000	624,332
Series 2013-CR11, Class B (P)	5.163	10-10-46	895,000	997,060
Series 2013-CR13, Class C (P)	4.753	12-10-23	435,000	446,796
Series 2013-CR6, Class XA IO	1.507	03-10-46	4,161,949	229,512
Series 2014-FL4, Class D (P) (S)	2.647	07-13-31	600,000	591,143
Series 2014-TWC, Class D (P) (S)	2.457	02-13-32	445,000	439,380
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.347	08-13-27	775,000	754,416
Commercial Mortgage Trust (Wells Fargo) Series 2014-CR16, Class C (P)	4.906	04-10-47	552,000	562,294
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.346	04-15-27	550,000	541,597
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.467	06-25-34	397,004	376,411
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.334	12-05-31	87,991	87,770
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-19	220,000	213,660
Series 2015-NRF, Class EFX (P) (S)	3.382	12-15-19	495,000	464,730

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	3.696	05-15-34	520,000	$513,490
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.623	08-19-45	1,892,806	108,726
Series 2005-2, Class IX IO	2.131	05-19-35	6,483,288	474,546
Series 2005-9, Class 2A1C (P)	0.644	06-20-35	577,552	529,985
Series 2007-3, Class ES IO (S)	0.350	05-19-47	8,054,668	132,902
Series 2007-4, Class ES IO	0.350	07-19-47	8,392,233	129,240
Series 2007-6, Class ES IO (S)	0.343	08-19-37	6,493,426	87,012
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	496,000	497,253
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (C) (P) (S)	3.850	08-05-34	305,000	305,000
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.338	07-25-35	6,147,881	442,880
Series 2005-AR8, Class AX2 IO	2.373	05-25-35	6,349,859	455,061
Series 2005-AR18, Class 1X IO	2.141	10-25-36	7,526,295	687,215
Series 2005-AR18, Class 2X IO	1.852	10-25-36	6,616,863	271,265
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.676	04-15-47	725,000	727,185
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-FL5, Class C (P) (S)	2.296	07-15-31	1,030,000	1,024,359
Series 2014-INN, Class F (P) (S)	4.196	06-15-29	490,000	483,573
Series 2014-PHH, Class C (P) (S)	2.296	08-15-27	760,000	766,136
Series 2015-MAR7, Class C (S)	4.490	06-05-32	480,000	481,595
Series 2015-SG, Class B (P) (S)	2.946	07-15-36	360,000	360,446
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.673	10-25-35	430,770	417,828
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.181	02-15-46	293,000	294,689
Series 2014-C18, Class 300D	5.279	08-15-31	380,000	383,713
Morgan Stanley Capital I Trust Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,050,000	1,074,603
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.527	05-25-35	359,555	335,705
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates Series 2005-3, Class APT (P)	0.487	07-25-35	411,903	401,263
TMSQ Mortgage Trust Series 2014-1500, Class D (P) (S)	3.963	10-10-36	340,000	332,213
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	405,000	433,946
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.720	05-10-63	4,748,827	315,380
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	612,000	622,234

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
WaMu Mortgage Pass Through Certificates Series 2005-AR8, Class 2AB2 (P)	0.617	07-25-45	547,280	$496,530
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	935,000	922,384
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	620,000	577,645
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.176	11-15-45	4,916,064	472,786
Series 2013-C15, Class B (P)	4.481	08-15-46	155,000	163,356
Series 2013-C16, Class B (P)	4.982	09-15-46	265,000	288,932
U.S. Government Agency 1.9%				3,323,325
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.047	10-25-27	380,000	376,030
Series 290, Class IO	3.500	11-15-32	2,915,413	493,594
Series 4136, Class IH IO	3.500	09-15-27	1,868,894	215,208
Series K017, Class X1 IO	1.421	12-25-21	2,899,976	200,810
Series K018, Class X1 IO	1.430	01-25-22	3,584,844	250,130
Series K021, Class X1 IO	1.495	06-25-22	791,759	63,508
Series K022, Class X1 IO	1.291	07-25-22	9,188,124	635,468
Series K707, Class X1 IO	1.541	12-25-18	2,380,243	98,526
Series K709, Class X1 IO	1.529	03-25-19	3,269,309	145,319
Series K710, Class X1 IO	1.773	05-25-19	3,560,170	188,140
Federal National Mortgage Association
Series 2012-137, Class QI IO	3.000	12-25-27	2,255,768	254,969
Series 2012-137, Class WI IO	3.500	12-25-32	1,738,360	272,727
Government National Mortgage Association Series 2012-114, Class IO	0.915	01-16-53	1,759,878	128,896
Asset backed securities 8.5% (5.7% of Total investments)				$14,950,662
(Cost $14,536,587)
Asset Backed Securities 8.5%				14,950,662
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	0.872	05-25-35	315,000	302,739
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.647	10-25-35	825,000	749,998
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.667	05-25-35	480,000	454,643
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,005,000	1,025,372
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.277	01-25-34	257,870	238,441
Series 2004-W6, Class M1 (P)	1.022	05-25-34	166,660	158,892
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.437	07-25-36	741,243	696,998
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,073,188	1,101,443

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	25,716	$23,005
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B (P)	5.613	02-25-35	421,070	426,668
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.667	05-25-36	689,652	673,686
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	865,650	867,243
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	455,000	454,716
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.887	11-25-35	600,000	586,048
GM Financial Automobile Leasing Trust Series 2015-2, Class A4	1.850	07-22-19	669,000	669,275
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.467	10-25-35	481,871	453,824
GSAA Trust Series 2005-10, Class M3 (P)	0.747	06-25-35	675,000	648,730
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (P)	0.947	09-25-35	256,559	242,940
MVW Owner Trust Series 2014-1A, Class A (S)	2.250	09-22-31	153,880	153,472
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	352,121	362,413
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.497	12-25-36	1,090,000	1,057,341
Structured Asset Securities Company Series 2005-AR1, Class M1 (P)	0.627	09-25-35	235,000	222,523
Toyota Auto Receivables Owner Trust Series 2015-B, Class A4	1.740	09-15-20	510,000	514,050
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	870,000	871,635
Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	236,490	237,081
Series 2012-3A, Class B (S)	4.500	03-20-25	199,281	200,277
Series 2013-1A, Class B (S)	3.750	08-20-25	87,953	88,746
Series 2014-1A, Class A (S)	2.150	12-20-26	672,910	663,657
Series 2014-1A, Class B (S)	3.250	12-20-26	449,769	449,206
Series 2015-1A, Class A (S)	2.750	05-20-27	357,935	355,600
			Shares	Value
Common stocks 3.2% (2.1% of Total investments)				$5,614,789
(Cost $5,826,718)
Consumer staples 0.5%				884,000
Tobacco 0.5%
Philip Morris International, Inc. (Z)			10,000	884,000

SEE NOTES TO FINANCIAL STATEMENTS25

	Shares	Value
Energy 0.2%		$419,680
Oil, gas and consumable fuels 0.2%
Royal Dutch Shell PLC, ADR, Class A	8,000	419,680
Financials 0.9%		1,620,129
Capital markets 0.5%
Ares Capital Corp.	33,500	510,205
The Carlyle Group LP (Z)	20,100	376,674
Real estate investment trusts 0.4%
Weyerhaeuser Company (Z)	25,000	733,250
Health care 0.9%		1,516,440
Pharmaceuticals 0.9%
Pfizer, Inc. (Z)	24,000	811,680
Sanofi, ADR (Z)	14,000	704,760
Information technology 0.3%		494,780
Technology hardware, storage and peripherals 0.3%
Seagate Technology PLC (Z)	13,000	494,780
Telecommunication services 0.4%		679,760
Diversified telecommunication services 0.4%
Verizon Communications, Inc. (Z)	14,500	679,760
Preferred securities (b) 1.6% (1.1% of Total investments)		$2,736,743
(Cost $2,958,689)
Consumer staples 0.3%		568,750
Food and staples retailing 0.3%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	6,250	568,750
Financials 0.8%		1,403,577
Banks 0.1%
Wells Fargo & Company, Series L, 7.500%	192	227,520
Consumer finance 0.6%
Ally Financial, Inc., 7.000% (S)	437	445,371
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%) (Z)	24,985	645,363
Real estate investment trusts 0.1%
Weyerhaeuser Company, 6.375%	1,700	85,323
Telecommunication services 0.1%		112,395
Diversified telecommunication services 0.1%
Intelsat SA, 5.750% (Z)	5,900	112,395
Utilities 0.4%		652,021
Electric utilities 0.1%
Exelon Corp., 6.500% (Z)	4,341	181,280

26SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Utilities (continued)
Multi-utilities 0.3%
Dominion Resources, Inc., 6.375% (Z)			9,485	$470,741
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)				$123
(Cost $0)
Materials 0.0%				123
Containers and packaging 0.0%
Smurfit-Stone Container Corp. (I)	8.000	03-15-17	245,000	123
			Par value	Value
Short-term investments 0.5% (0.3% of Total investments)				$806,000
(Cost $806,000)
Repurchase agreement 0.5%				806,000
Repurchase Agreement with State Street Corp. dated 10-30-15 at 0.000% to be repurchased at $806,000 on 11-2-15, collateralized by $825,000 Federal Home Loan Bank, 0.750% due 8-28-17 (valued at $826,073, including interest)			806,000	806,000
Total investments (Cost $261,469,180)† 149.5%				$263,659,247
Other assets and liabilities, net (49.5%)				($87,271,777)
Total net assets 100.0%				$176,387,470

SEE NOTES TO FINANCIAL STATEMENTS27

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with and pay interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(C)	Security purchased on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $75,921,084 or 43.0% of the fund's net assets as of 10-31-15.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-15 was $158,140,046.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $262,922,953. Net unrealized appreciation aggregated $736,294, of which $7,796,001 related to appreciated investment securities and $7,059,707 related to depreciated investment securities.

28SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments, at value (Cost $261,469,180)	$263,659,247
Cash	33,050
Cash segregated at custodian for swap contracts	280,000
Receivable for investments sold	2,736,779
Dividends and interest receivable	2,586,365
Other receivables and prepaid expenses	11,438
Total assets	269,306,879
Liabilities
Credit facility agreement payable	91,300,000
Payable for investments purchased	697,538
Payable for delayed delivery securities purchased	305,000
Swap contracts, at value	438,591
Interest payable	70,389
Payable to affiliates
Accounting and legal services fees	4,110
Trustees' fees	941
Other liabilities and accrued expenses	102,840
Total liabilities	92,919,409
Net assets	$176,387,470
Net assets consist of
Paid-in capital	$183,656,593
Undistributed net investment income	866,049
Accumulated net realized gain (loss) on investments and swap agreements	(9,886,648)
Net unrealized appreciation (depreciation) on investments and swap agreements	1,751,476
Net assets	$176,387,470

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$15.14

SEE NOTES TO FINANCIAL STATEMENTS29

STATEMENT OF OPERATIONS  For the year ended 10-31-15

Investment income
Interest	$11,527,939
Dividends	633,707
Less foreign taxes withheld	(7,623)
Total investment income	12,154,023
Expenses
Investment management fees	1,421,064
Accounting and legal services fees	51,337
Transfer agent fees	84,724
Trustees' fees	46,106
Printing and postage	47,929
Professional fees	126,112
Custodian fees	26,573
Stock exchange listing fees	23,663
Interest expense	782,585
Other	29,905
Total expenses	2,639,998
Less expense reductions	(20,900)
Net expenses	2,619,098
Net investment income	9,534,925
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	1,635,754
Swap contracts	(444,707)
1,191,047
Change in net unrealized appreciation (depreciation) of
Investments	(8,579,944)
Swap contracts	126,572
(8,453,372)
Net realized and unrealized loss	(7,262,325)
Increase in net assets from operations	$2,272,600

30SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$9,534,925	$10,077,544
Net realized gain	1,191,047	2,902,375
Change in net unrealized appreciation (depreciation)	(8,453,372)	3,628,250
Increase in net assets resulting from operations	2,272,600	16,608,169
Distributions to shareholders
From net investment income	(10,509,233)	(11,186,482)
From fund share transactions
Repurchased	(1,338,116)	—
Total increase (decrease)	(9,574,749)	5,421,687
Net assets
Beginning of year	185,962,219	180,540,532
End of year	$176,387,470	$185,962,219
Undistributed net investment income	$866,049	$1,078,695
Share activity
Shares outstanding
Beginning of year	11,743,104	11,743,104
Shares repurchased	(96,519)	—
End of year	11,646,585	11,743,104

SEE NOTES TO FINANCIAL STATEMENTS31

STATEMENT OF CASH FLOWS For the year ended 10-31-15

Cash flows from operating activities
Net increase in net assets from operations	$2,272,600
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(138,076,089)
Long-term investments sold	140,541,276
Increase in short-term investments	(243,000)
Net amortization of premium (discount)	3,252,384
Increase in receivable for investments sold	(2,736,779)
Increase in dividends and interest receivable	(52,152)
Increase in other receivables and prepaid assets	(1,014)
Decrease in payable for investments purchased	(218,339)
Increase in payable for delayed delivery securities purchased	305,000
Decrease in unrealized depreciation of swap contracts	(126,572)
Increase in payable to affiliates	2,130
Increase in interest payable	19,934
Decrease in other liabilities and accrued expenses	(3,764)
Net change in unrealized (appreciation) depreciation on investments	8,579,944
Net realized gain on investments	(1,635,754)
Net cash provided by operating activities	$11,879,805
Cash flows from financing activities
Repurchase of common shares	($1,338,116)
Distributions to common shareholders	(10,509,233)
Net cash used in financing activities	($11,847,349)
Net increase in cash	$32,456
Cash at beginning of period	$594
Cash at end of period	$33,050
Supplemental disclosure of cash flow information
Cash paid for interest	$762,651

32SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

COMMON SHARES Period Ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$15.84	$15.37	$15.88	$14.64	$14.82
Net investment income[1]	0.81	0.86	0.91	1.03	1.08
Net realized and unrealized gain (loss) on investments	(0.62)	0.56	(0.39)	1.31	(0.13)
Total from investment operations	0.19	1.42	0.52	2.34	0.95
Less distributions to common shareholders
From net investment income	(0.90)	(0.95)	(1.03)	(1.10)	(1.13)
Anti-dilutive impact of repurchase plan	0.01 [2]	—	—	—	—
Net asset value, end of period	$15.14	$15.84	$15.37	$15.88	$14.64
Per share market value, end of period	$13.86	$14.29	$14.28	$16.53	$14.81
Total return at net asset value (%)[3,4]	1.84	10.02	3.51	16.57	6.78
Total return at market value (%)[4]	3.28	6.83	(7.61)	19.95	8.46
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$176	$186	$181	$186	$170
Ratios (as a percentage of average net assets):
Expenses before reductions	1.45	1.33	1.35	1.53	1.56
Expenses including reductions[5]	1.43	1.32	1.35	1.53	1.56
Net investment income	5.22	5.50	5.81	6.88	7.34
Portfolio turnover (%)	51	52	60	50	71
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$90	$90	$87
Asset coverage per $1,000 of debt[6]	$2,932	$3,037	$2,999	$3,057	$2,957

1	Based on average daily shares outstanding.
2	The repurchase plan was completed at an average repurchase price of $13.86 for 96,519 shares, which equals $1,338,116 in redemptions for the year ended 10-31-15.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
5	Expenses including reductions excluding interest expense were 1.01%, 1.00%, 1.01%, 1.06% and 1.04% for the periods ended 10-31-15, 10-31-14, 10-31-13, 10-31-12 and 10-31-11, respectively.
6	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS33

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$147,456,365	—	$147,456,365	—
Convertible bonds	220,938	—	220,938	—
Term loans	1,091,754	—	1,091,754	—
Capital preferred securities	3,425,313	—	3,425,313	—
U.S. Government and Agency obligations	53,230,168	—	53,230,168	—
Foreign government obligations	357,940	—	357,940	—
Collateralized mortgage obligations	33,768,452	—	33,768,452	—
Asset backed securities	14,950,662	—	14,950,662	—
Common stocks	5,614,789	$5,614,789	—	—
Preferred securities	2,736,743	1,722,622	1,014,121	—
Escrow certificates	123	—	—	$123
Short-term investments	806,000	—	806,000	—
Total investments in securities	$263,659,247	$7,337,411	$256,321,713	$123
Other financial instruments:
Interest rate swaps	($438,591)	—	($438,591)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2015, the fund has a capital loss carryforward of $8,588,822 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at October 31
2016	2017	2018
$1,367,076	$6,785,450	$436,296

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$10,509,233	$11,186,482

As of October 31, 2015, the components of distributable earnings on a tax basis consist of $874,390 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a tax return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of a capital loss carryforward, derivative transitions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2015, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2015:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$22,000,000	Fixed 1.442500%	3-month LIBOR (a)	Aug 2016	($218,347)
Morgan Stanley Capital Services	22,000,000	Fixed 1.093750%	3-month LIBOR (a)	May 2017	(220,244)
Total	$44,000,000				($438,591)

(a) At 10-31-15, 3-month LIBOR was 0.33410%

No interest rate swap positions were entered into or closed during the year ended October 31, 2015.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps	—	($438,591)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2015:

Risk	Statement of operations location	Swap contracts
Interest rate	Net realized gain (loss)	($444,707)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2015:

Risk	Statement of operations location	Swap contracts
Interest rate	Change in unrealized appreciation (depreciation)	$126,572

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $20,900 for the year ended October 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.51% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On March 12, 2015, the Board of Trustees approved a share repurchase program. Under the share repurchase program, the fund may purchase, in the open market, up to 10% of its outstanding common shares between March 13, 2015 and December 31, 2015 (based on common shares outstanding as of February 28, 2015). During the year ended October 31, 2015, the fund repurchased 0.82% of its common shares outstanding under the repurchase program. The weighted average discount per share on these repurchases amounted to 9.90% for the year ended October 31, 2015. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impact of these share repurchases is included in the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit facility agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund's borrowings under the CFA will not exceed 33 1/3% of the fund's managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. Prior to January 1, 2015, the interest rate charged under CFA will was a rate of three-month LIBOR plus 0.41% (paid monthly). As of October 31, 2015, the fund had borrowings of $91,300,000, at an interest rate of 0.89%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2015, the average borrowings under the CFA and the effective average interest rate were $91,300,000 and 0.86%, respectively.

Effective December 2, 2015, the CFA with CSSU has been terminated and the fund has entered into a new liquidity facility with State Street Bank and Trust Company (SSB). The new liquidity facility agreement with SSB includes a line of credit and will utilize securities lending and reverse repurchase agreements. Pursuant to the agreement, the fund may borrow up to $92 million and interest charged is at the rate of one-month LIBOR plus 0.60% and is payable monthly.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $96,478,382 and $107,826,161, respectively, for the year ended October 31, 2015. Purchases and sales of U.S. Treasury obligations aggregated $41,597,707 and $32,715,115, respectively, for the year ended October 31, 2015.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the "Fund") at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Effective December 2, 2015, the Board of Trustees approved changes to the fund's investment policy regarding securities lending, replacing it with the following: "The fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the fund an amount equal to any dividends or interest received on loaned securities. The fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the fund's investment adviser or an affiliate thereof), or other investments consistent with the fund's investment objective, policies, and restrictions, or receives a fee from the borrower. As a result of investing such cash collateral in such investments, the fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund with respect to matters materially affecting the fund's investment. The fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees. Investing cash collateral received in connection with securities lending transactions in any investment that is consistent with the fund's investment objective, policies, and limitations may subject the fund to risk of loss greater than the risk of loss associated with investing collateral solely in short-term U.S. government obligations or cash equivalents."

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 6 to the financial statements.

Interest rate swap risk. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Dividends and distributions

During the year ended October 31, 2015, dividends from net investment income totaling $0.8968 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 31, 2014	$0.2411
March 31, 2015	0.2200
June 30, 2015	0.2178
September 30, 2015	0.2179
Total	$0.8968

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and

(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index and peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and total expenses for the fund are each higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor; and

(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHS

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

For shareholder assistance refer to page 45

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF230736	P6A 10/15 12/15

ITEM 2.  CODE OF ETHICS.

As of the end of the year, October 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $49,407 for the fiscal year ended October 31, 2015 and $48,197 for the fiscal year ended October 31, 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2014 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $198,642 for the fiscal years ended October 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal year ended October 31, 2015 and $3,450 for the fiscal year ended October 31, 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $1,015 for the fiscal year ended October 31, 2015 and $383 for the fiscal year ended October 31, 2014 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $7,126,167 for the fiscal year ended October 31, 2015 and $5,636,080 for the fiscal year ended October 31, 2014.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

John Hancock Income Securities Trust (the “Fund”)

10/31 Annual Shareholder Report on Form N-CSR

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2015.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2012

Managing Director, John Hancock Asset Management (2005–2012)

Second Vice President, John Hancock Advisers, LLC (1993–2005)

Began business career in 1993

Managed the Fund since 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1979

Managed the Fund since 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2015. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Jeffrey N. Given, CFA	18	$43,480	5	$313	12	$5,468
Howard C. Greene, CFA	9	$15,350	5	$313	12	$5,468

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•

Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•

The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•

Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Peer Universe
Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2015 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Jeffrey N. Given, CFA	$1-$10,000
Howard C. Greene, CFA	$1-$10,000

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)

   Not applicable.

(b)

   PURCHASES OF EQUITY SECURITIES

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans
Mar-15	-	-	-	1,174,310*
Apr-15	-	-	-	1,174,310
May-15	9,084	$ 14.253	9,084	1,165,226
Jun-15	-	-	9,084	1,165,226
Jul-15	26,094	13.903	35,178	1,139,132
Aug-15	42,982	13.817	78,160	1,096,150
Sep-15	18,359	13.725	96,519	1,077,791
Oct-15	-	-	-	1,077,791
Total	96,519	$ 13.864

*On March12, 2015, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares between March 13, 2015 and December 31, 2015 (based on common shares outstanding as of February 28, 2015). The current share plan will remain in effect between March 13, 2015 and December 31, 2015.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.   A copy of the procedures is filed as an exhibit to this Form       N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:

/s/ Andrew Arnott

__________________________

Andrew Arnott

President

Date:    December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

__________________________

Andrew Arnott

President

Date:   December 17, 2015

By:

/s/ Charles A. Rizzo

__________________________

Charles A. Rizzo

Chief Financial Officer

Date:    December 17, 2015